UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 28, 2012

SureWest Communications

(Exact name of Company as specified in its charter)

000-29660

(Commission File Number)

California	68-0365195
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)

8150 Industrial Avenue
Roseville, California 95678

(Address of principal executive offices, with zip code)

(916) 786-6141

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This communication relates to the proposed merger transactions pursuant to the terms of the Agreement and Plan of Merger (“Merger Agreement”), dated as of February 5, 2012, among SureWest Communications (“SureWest”), Consolidated Communications Holdings, Inc. (“Consolidated”), WH Acquisition Corp. and WH Acquisition II Corp.

On March 28, 2012, Consolidated filed with the Securities and Exchange Commission (“SEC”), a registration statement on Form S-4 in connection with the proposed merger transaction that includes the preliminary proxy statement of SureWest, which also constitutes a prospectus of Consolidated. SureWest will send to its shareholders the definitive proxy statement/prospectus regarding the proposed merger transaction when it becomes available. SureWest urges investors and security holders to read the proxy statement/prospectus (including all amendments and supplements to it) and other documents relating to the merger transaction, because they contain important information about SureWest, Consolidated and the proposed transactions. Investors and security holders may obtain a free copy of the Form S-4 and the preliminary proxy statement/prospectus and other documents relating to the merger transaction from the SEC’s website at www.sec.gov and Consolidated’s website at www.consolidated.com. In addition, copies of the preliminary proxy statement/prospectus and such other documents may be obtained from SureWest free of charge by directing a request to SureWest Communications, P.O. Box 969, Roseville, CA 95661, Attn: Investor Relations, telephone: (916) 786-1831.

Important Merger Information and Additional Information

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in the Solicitation

SureWest and Consolidated, and certain of their respective directors and officers and other persons may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed acquisition transaction. Information regarding directors and executive officers of SureWest in the solicitation is set forth in the SureWest proxy statements and Annual Reports on Form 10-K, previously filed with the SEC.  Information regarding directors and executive officers of Consolidated in the solicitation is set forth in the Consolidated proxy statements and Annual Reports on Form 10-K, previously filed with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2012	SUREWEST COMMUNICATIONS

	By:	/s/ Dan T. Bessey
	Name:	Dan T. Bessey
	Title:	Vice President
and Chief Financial Officer